UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2025

Rush Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	0-20797 (Commission File Number)	74-1733016 (IRS Employer Identification No.)

555 IH-35 South, Suite 500 New Braunfels, Texas (Address of principal executive offices)		78130 (Zip Code)

Registrant’s telephone number, including area code: (830) 302-5200

Not Applicable
______________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	RUSHA	Nasdaq Global Select Market
Class B Common Stock, par value $0.01 per share	RUSHB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01         Entry into a Material Definitive Agreement.

Effective September 30, 2025, Rush Enterprises, Inc. (the “Company”) and certain of its subsidiaries (the Company and such subsidiaries collectively, “Rush”) entered into the Fourth Amendment to Credit Agreement (the “Fourth Amendment”) with each of the lenders party thereto (the “Lenders”) and Wells Fargo Bank, N.A., as Administrative Agent (the “Administrative Agent”), which amended that certain Credit Agreement, dated as of September 14, 2021, among Rush, the Lenders and Administrative Agent (the “Credit Agreement”), as amended by the First Amendment to Credit Agreement dated as of November 30, 2022, the Second Amendment to Credit Agreement dated as of December 22, 2023, and the Third Amendment to Credit Agreement dated as of December 17, 2024.

Pursuant to the terms of the Fourth Amendment, the Credit Agreement was amended to, amongst other things, extend the expiration date to September 30, 2028, although, upon the occurrence and during the continuance of an event of default, the Administrative Agent has the right to, or upon the request of the required lenders must, terminate the commitments and declare all outstanding principal and interest due and payable. The Company may terminate the commitments at any time. In addition, certain other provisions of the Credit Agreement were modified with respect to the Company’s Canadian subsidiary. In connection with the Fourth Amendment, the Company paid the Administrative Agent an upfront fee of $350,000.

The foregoing description is qualified in its entirety by reference to the full text of the Fourth Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits

Exhibit No.	Description

Exhibit 10.1
Fourth Amendment to Credit Agreement, dated as of September 30, 2025, by and among the Company and certain of its subsidiaries, the Lenders party thereto and Wells Fargo Bank N.A., as Administrative Agent

Exhibit 104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RUSH ENTERPRISES, INC.

Dated: October 3, 2025	By:	/s/ Michael Goldstone
Michael Goldstone
Senior Vice President, General Counsel and Corporate Secretary